Exhibit 99.1

$505,000,000 Notes (Approximate)*

Accredited Mortgage Loan Trust

Series 2004-1

Accredited Home Lenders, Inc.

(Sponsor and Master Servicer)

Countrywide Home Loans, Inc.

(Backup Master Servicer)

*	Subject to +/- 5% variance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Accredited Mortgage Loan Trust 2004-1

To Maturity(5)

Class	Approx. Size(6)	Group	Type		BMark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)
A-1	$250,121,000	I	FLT – PT	(1)	1 mo LI	3.27/3.17	1 – 157	3/25/2017	4/25/2034	Aaa/AAA
A-2	$254,879,000	II	FLT – PT	(2)	1 mo LI	3.36/3.25	1 – 161	7/25/2017	4/25/2034	Aaa/AAA

To 10% Call(3)(5)

Class	Approx. Size(6)	Group	Type		BMark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)
A-1	$250,121,000	I	FLT – PT	(1)	1 mo LI	3.07/3.00	1 – 90	8/25/2011	4/25/2034	Aaa/AAA
A-2	$254,879,000	II	FLT – PT	(2)	1 mo LI	3.16/3.07	1 – 93	11/25/2011	4/25/2034	Aaa/AAA

Pricing Speed
Fixed Rate	110	% PPC(4)
Adjustable Rate	140	% PPC(4)

(1)	Subject to the Class A-1 Net WAC Cap.
(2)	Subject to the Class A-2 Net WAC Cap.
(3)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.
The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of both Classes of Notes is equal to or less than 10% of the original aggregate principal balance of both Classes of Notes.
(4)	100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
(5)	For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in March 2004.
(6)	Subject to +/- 5% variance.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis – To Maturity

Fixed PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
ARM PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1
Average Life (yrs.)	18.96	6.08	4.28	3.27	2.19	1.62	1.23
Expected Final Mat.	12/25/2033	9/25/2025	7/25/2020	3/25/2017	2/25/2013	10/25/2010	11/25/2007
Window	1 - 358	1 - 259	1 - 197	1 - 157	1 - 108	1 - 80	1 - 45

Class A-2
Average Life (yrs.)	18.91	6.20	4.38	3.36	2.25	1.67	1.27
Expected Final Mat.	12/25/2033	12/25/2025	11/25/2020	7/25/2017	5/25/2013	1/25/2011	1/25/2008
Window	1 - 358	1 - 262	1 - 201	1 - 161	1 - 111	1 - 83	1 - 47

Sensitivity Analysis – To 10% Call(1)

Fixed PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
ARM PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1
Average Life (yrs.)	18.90	5.79	4.04	3.07	2.05	1.52	1.18
Expected Final Mat.	9/25/2032	6/25/2018	2/25/2014	8/25/2011	12/25/2008	8/25/2007	7/25/2006
Window	1 - 343	1 - 172	1 - 120	1 - 90	1 - 58	1 - 42	1 - 29

Class A-2
Average Life (yrs.)	18.85	5.91	4.13	3.16	2.11	1.56	1.22
Expected Final Mat.	9/25/2032	9/25/2018	5/25/2014	11/25/2011	2/25/2009	9/25/2007	8/25/2006
Window	1 - 343	1 - 175	1 - 123	1 - 93	1 - 60	1 - 43	1 - 30

(1)	The weighted average lives and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of both Classes of Notes is equal to or less than 10% of the original aggregate principal balance of both Classes of Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Class A-1 Net WAC Cap (20% LIBOR)

The following table lists the monthly Net WAC Cap for the Class A-1 Notes assuming both 1 month and 6 month LIBOR equal 20%.

Month	Class A-1 Net WAC Cap (%)
0	—
1	5.06
2	5.71
3	5.90
4	5.71
5	5.90
6	5.71
7	5.71
8	5.90
9	5.71
10	5.90
11	5.71
12	5.71
13	6.33
14	5.71
15	5.91
16	5.72
17	5.91
18	5.72
19	5.72
20	5.91
21	5.72
22	5.91
23	5.72
24	6.14
25	6.80
26	6.14
27	6.35
28	6.14
29	6.35
30	6.56
31	6.56
32	6.78
33	6.56
34	6.77
35	6.56
36	7.61
37	8.16
38	7.37
39	7.61
40	7.36
41	7.61
42	8.40
43	8.40
44	8.68
45	8.39
46	8.67
47	8.38
48	9.28
49	9.92
50	9.27
51	9.58
52	9.26
53	9.57
54	9.87
55	9.87
56	10.19
57	9.86
58	10.18
59	9.84
60	10.25
61	11.34
62	10.23
63	10.57
64	10.22
65	10.55
66	10.21
67	10.20
68	10.53
69	10.18
70	10.51
71	10.17
72	10.16
73	11.24
74	10.15
75	10.48
76	10.13
77	10.46
78	10.12
79	10.11
80	10.44

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Class A-2 Effective Net WAC Cap(1) (20% LIBOR)

The following table lists the monthly Effective Net WAC Cap for the Class A-2 Notes assuming both 1 month and 6 month LIBOR equal 20%.

Month	Class A-2 Effective Net WAC Cap (%)
0	—
1	8.90
2	9.11
3	9.19
4	9.09
5	9.16
6	9.06
7	9.04
8	9.11
9	9.03
10	9.11
11	9.02
12	9.02
13	9.32
14	9.01
15	9.10
16	9.01
17	9.09
18	9.00
19	9.00
20	9.08
21	8.99
22	9.07
23	8.98
24	9.02
25	9.40
26	9.01
27	9.12
28	9.00
29	9.11
30	9.08
31	9.07
32	9.20
33	9.06
34	9.19
35	9.05
36	9.35
37	9.68
38	9.11
39	9.28
40	9.10
41	9.28
42	9.14
43	9.14
44	9.36
45	9.12
46	9.35
47	9.11
48	9.17
49	9.74
50	9.15
51	9.42
52	9.14
53	9.41
54	9.18
55	9.17
56	9.47
57	9.15
58	9.45
59	9.14
60	9.45
61	10.45
62	9.43
63	9.74
64	9.42
65	9.72
66	9.40
67	9.39
68	9.69
69	9.37
70	9.67
71	9.35
72	9.34
73	10.34
74	9.33
75	9.63
76	9.31
77	9.61
78	9.29
79	9.28
80	9.58

(1)	The Effective Net WAC Cap is equal to the sum of the Net WAC Cap plus the Group II Interest Rate Cap Payment divided by the Group II Collateral balance multiplied by 12.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms

Issuer:	Accredited Mortgage Loan Trust 2004-1

Sponsor and Master Servicer:	Accredited Home Lenders, Inc.

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Notes:	$250,121,000 Class A-1 Floating Rate Notes

$254,879,000 Class A-2 Floating Rate Notes

The balance of each class of Notes is subject to a variance of +/- 5%.

The Class A-1 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II.

Note Ratings:	The Notes are expected to receive the following ratings from Moody’s Investors Service, Inc. and Standard & Poor’s:

	Class	Moody’s	S&P
	A-1	Aaa	AAA
	A-2	Aaa	AAA

Note Insurer:	Ambac Assurance Corporation

Backup Master Servicer:	Countrywide Home Loans, Inc.

Lead Manager:	Morgan Stanley

Co-Manager:	Credit Suisse First Boston, Goldman Sachs, Lehman Brothers

Expected Pricing Date:	Week of February 9, 2004.

Closing Date:	On or about February 19, 2004.

Statistical Calculation Date:	Close of business on January 31, 2004 after giving effect to scheduled payments of principal due on or prior to February 1, 2004.

Cut-off Date:	The cut-off date for the Initial Mortgage Loans will be the Statistical Calculation Date. The cut-off date for any of the Subsequent Mortgage Loans will be the later of the Statistical Calculation Date or the origination date for such Mortgage Loan.

Payment Dates:	25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date: March 25, 2004).

Final Scheduled	Class A-1:	The Payment Date in April 2034
Payment Date:	Class A-2:	The Payment Date in April 2034

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Accrual Period:	The accrual period is from and including the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) to but excluding the current Payment Date.

Day Count:	Actual/360

Servicing Fee:	One-twelfth of the product of 0.485% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period (under certain circumstances relating to the delinquency performance of the Mortgage Loans and to the extent that servicing has been transferred, such fee may be as much as one-twelfth of 0.685% per annum for the related Due Period).

Backup Master Servicing Fee:	To the extent that servicing has not been transferred, one-twelfth of the product of 0.015% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period.

Clearing:	DTC, Clearstream and Euroclear.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Notes are expected to be SMMEA eligible.

ERISA Eligibility:	The Notes are expected to be ERISA eligible.

Tax Status:	Debt for Federal income tax purposes.

Mortgage Loans:

The Mortgage Loans consist of the Initial Mortgage Loans and the Subsequent Mortgage Loans. The Mortgage Loans consist of two groups:

Group I consists of fixed and adjustable rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages that conform to FHLMC investment requirements (the “Group I Mortgage Loans”).

Group II consists of fixed and adjustable rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages (the “Group II Mortgage Loans”).

The Initial Mortgage Loans consist of approximately $250,121,009 in Group I Mortgage Loans and approximately $237,341,143 in Group II Mortgage Loans, each as of the Statistical Calculation Date.

The Subsequent Mortgage Loans will consist of approximately $17,537,848 in additional Group II Mortgage Loans, as of the Cut-Off Date. On the closing date, both the Initial Mortgage Loans and the Subsequent Mortgage Loans will be conveyed to the Trust.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Credit Enhancement:

100% Ambac note insurance policy.

Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

Overcollateralization: the required amount of overcollateralization for Group I and Group II Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans.

Group I:		Group II:
Initial:	0.00%	Initial:	0.00%
Target:	2.70%	Target:	2.70%
Stepdown:	5.40%	Stepdown:	5.40%
Floor:	0.50%	Floor:	0.50%

Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii) and (iv) under “Payment Priority” below with respect to the other loan group.

Reserve Account: On each Payment Date, excess interest from a loan group remaining after payments of (i) certain administrative fees, (ii) principal and interest due to the noteholders, (iii) the overcollateralization increase amount for each group, and (iv) any cross-collateralization amounts, is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:	The Sponsor may, at its option, terminate the sub-trust with respect to the Group I Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes, provided that overcollateralization with respect to Group II is currently funded at its target or such group is no longer outstanding.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I is currently funded at its target or such group is no longer outstanding.

In addition, to the extent that the Sponsor has not previously exercised its call option with respect to either group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Step-Up Margin:	If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-1 Notes and Class A-2 Notes, the margin with respect to the Class A-1 and Class A-2 Notes will increase to twice the initial margin on the next Payment Date.

Auction Sale:

If the Sponsor does not elect to exercise the Clean-up Call with respect to a particular class of Notes within three months after the Clean-up Call Date, then, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust. Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including interest shortfall carryforward amounts and any Net WAC Cap Carryforward Amount, and to pay the indenture trustee’s fees and expenses, unreimbursed advances due and owing to the Master Servicer and amounts due and owing to the Note Insurer.

However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Note Insurer), the Mortgage Loans remaining in the related sub-trust after the Clean-up Call Date may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

Full Turbo:	In addition, so long as the auction process continues with respect to a group, all payments from such group that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes relating to such group and all payments from the other group that is not participating in the Auction Process that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Advancing:	The Master Servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The
Backup Master Servicer will be obligated to make these advances in the event that the
Master Servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

Principal Payments:	The amount of principal payable with respect to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

	–	scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the “Due Period”);

	–	prepayments in full received from the sixteenth day of the prior month to and including the fifteenth day of the current month (the “Prepayment Period”);

	–	partial prepayments and other unscheduled payments of principal received during the prior calendar month;

plus any accelerated principal payments, funded from available excess interest, which will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes. After the three Payment
Dates following the first possible exercise of the Clean-up Call, all available excess interest will be used to accelerate repayment of the related class of Notes.

As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due after February 1, 2004 and all unscheduled collections received on or after February 1, 2004 with respect to the
Mortgage Loans in such group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Payment Priority:	On each Payment Date, the Indenture Trustee will make payments from amounts received in respect of each group of Mortgage Loans, net of the Servicing Fee and advances reimbursable to the Master Servicer or Backup Master Servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

	(i)	the Indenture Trustee fee and certain expenses and reimbursement of the Indenture Trustee; the Owner Trustee fee; the Note Insurer premium; the Backup Master Servicer fee, in each case, with respect to the related Class of Notes;

	(ii)	the Interest Payment Amount for the related Class of Notes;

	(iii)	the Base Principal Payment Amount for the related Class of Notes;

	(iv)	the Overcollateralization Deficit, if any, for the related Class of Notes;

	(v)	to the holders of the other Class of Notes, any shortfall in the amounts specified in (ii), (iii) and (iv) above after application of amounts received in respect of the group of Mortgage Loans related to such other Class of Notes;

	(vi)	to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

	(vii)	to the Note Insurer, the reimbursement amount for the other Class of Notes as of such Payment Date, to the extent not already reimbursed;

	(viii)	the overcollateralization increase amount for the related Class of Notes;

	(ix)	to the Reserve Account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

	(x)	the related Net WAC Cap Carry-Forward Amount;

	(xi)	to the Master Servicer, any amount due to it with respect to the related group;

	(xii)	to the Indenture Trustee, any amounts of expenses or reimbursement, to the extent not previously paid; and

	(xiii)	to the holders of the trust certificates, any remaining available funds.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

Class A-1 Note Interest:

The Class A-1 Note Rate will be equal to the lesser of (a) the Class A-1 Formula Rate and (b) the Class A-1 Net WAC Cap Rate.

The Class A-1 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Servicemembers Civil Relief Act, and further reduced by any prepayment interest shortfalls not covered by the related Servicing Fee, plus the Class A-1 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-1 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Formula Rate.

Class A-2 Note Interest:

The Class A-2 Note Rate will be equal to the lesser of (a) the Class A-2 Formula Rate and (b) the Class A-2 Net WAC Cap Rate.

The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Servicemembers Civil Relief Act, and further reduced by any prepayment interest shortfalls not covered by the related Servicing Fee, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-2 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)
Class A-1 Net WAC Cap:	Class A-1 Net WAC Cap Rate is a per annum rate equal to (A)(i) the mortgage interest collected or advanced with respect to the mortgage loans in Group I, less the note insurer premium, servicing fees and trustee fees divided by (ii) the collateral balance of the mortgage loans in Group I as of the first day of the related Collection Period, multiplied by 12, minus (B) 0.25% on each payment date up to and including the payment date in February 2007, and less 0.50% on each payment date thereafter, multiplied by 30 divided by the number of days in the related accrual period.

Class A-1 Net WAC Cap Carry-Forward Amount: With respect to the Class A-1 Notes and any Payment Date, the sum of

(i) the excess, if any, of (x) the Class A-1 current interest calculated at the Class A-1 Formula Rate over (y) the Class A-1 current interest calculated at the Class A-1 Net WAC Cap Rate, in each case as of such Payment Date, and

(ii) the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-1 Formula Rate.

Class A-2 Net WAC Cap:	Class A-2 Net WAC Cap Rate is a per annum rate equal to (A)(i) the mortgage interest collected or advanced with respect to the mortgage loans in Group II, less the note insurer premium, servicing fees and trustee fees divided by (ii) the collateral balance of the mortgage loans in Group II as of the first day of the related Collection Period, multiplied by 12, minus (B) 0.25% on each payment date up to and including the payment date in February 2007, and less 0.50% on each payment date thereafter, multiplied by 30 divided by the number of days in the related accrual period.

Class A-2 Net WAC Cap Carry-Forward Amount: With respect to the Class A-2 Notes and any Payment Date, the sum of

(i) the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

(ii) the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-2 Formula Rate.

Group II Interest Rate Cap:	An Interest Rate Cap Agreement will be purchased by the Trust to diminish basis risk associated with the hybrid adjustable-rate mortgage loans in Group II. On each Payment Date, the cap provider will make payments to a yield maintenance account established by the Indenture Trustee for the benefit of the Class A-2 Noteholders. The yield maintenance account will receive a payment of interest equal to the product of (x) the excess, if any, of (i) one month LIBOR, up to a maximum for that month over (ii) the strike rate for that month and (y) the lesser of the cap notional amount for that month and the Class A-2 Note balance immediately prior to such Payment Date. Amounts on deposit in the yield maintenance account will be available solely to pay the Class A-2 Net WAC Cap Carry-Forward Amount. Payments on the cap agreement in excess of the amount allocable to the yield maintenance account will be paid to the holders of the trust certificates.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule, which will be cast based on the balance of the Class A-2 Notes outstanding at a prepayment assumption. The table on the following page is an approximation of the notional balance schedule and expected strike rates for the cap the Trust intends to purchase.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)

The following table is an approximation of the notional balance schedule, strike rate, and maximum rate schedule for the Group II Interest Rate Cap.

Month	Approximate Notional Balance ($)	Approximate Strike Rate (%)	Approximate Maximum (%)
1	254,879,000.00	5.45	8.70
2	252,150,257.40	5.45	8.70
3	248,968,770.57	5.45	8.70
4	245,368,215.40	5.45	8.70
5	241,373,760.76	5.45	8.70
6	236,974,249.43	5.45	8.70
7	232,198,432.13	5.45	8.70
8	227,054,238.40	5.45	8.70
9	222,483,549.30	5.45	8.70
10	217,552,716.77	5.45	8.70
11	212,278,430.18	5.45	8.70
12	206,679,809.43	5.45	8.70
13	201,224,700.70	5.45	8.70
14	195,909,597.38	5.45	8.70
15	190,730,881.49	5.45	8.70
16	185,685,029.26	5.45	8.70
17	180,768,608.59	5.45	8.70
18	175,978,276.72	5.45	8.70
19	171,310,777.85	5.45	8.70
20	166,762,940.88	5.45	8.70
21	162,331,677.17	5.45	8.70
22	158,013,978.39	5.45	8.70
23	153,806,914.43	5.45	8.70
24	149,707,631.33	5.85	8.75
25	145,713,349.32	5.85	8.75
26	141,821,360.83	5.85	8.75
27	138,029,028.64	5.85	8.75
28	134,333,784.03	5.85	8.75
29	130,733,124.97	5.85	8.75
30	127,224,614.41	6.25	8.85
31	123,805,878.54	6.25	8.85
32	120,474,605.17	6.25	8.85
33	117,228,542.10	6.25	8.85
34	114,065,495.58	6.25	8.85
35	110,983,328.72	6.25	8.85
36	107,979,960.09	6.85	8.85
37	105,053,362.19	6.85	8.85
38	103,192,795.05	6.85	8.85
39	100,563,927.26	6.85	8.85
40	98,002,223.75	6.85	8.85
41	95,505,957.74	6.85	8.85
42	93,073,447.19	7.70	8.85
43	90,703,053.61	7.70	8.85
44	88,393,180.94	7.70	8.85
45	86,142,274.43	7.70	8.85
46	83,948,819.57	7.70	8.85
47	81,811,341.05	7.70	8.85
48	79,728,401.72	8.40	8.85
49	77,698,601.61	8.40	8.85
50	75,720,576.94	8.40	8.85
51	73,792,999.21	8.40	8.85
52	71,914,574.26	8.40	8.85
53	70,084,041.36	8.40	8.85

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)
Base Principal Payment Amount:	Base Principal Payment Amount for any group of Mortgage Loans and any Payment Date will be the lesser of:

	(a)	the excess of (x) the sum, as of such Payment Date, of (A) the available amount for such group and (B) any Insured Payment with respect to the related class of Notes over (y) the interest payment amount for such group; and

	(b)	the sum, without duplication, of:

		(i)	all scheduled principal payments due and collected (or advanced) for the prior due period, plus all prepayments in full received during the prior prepayment period, plus all partial prepayments and other unscheduled recoveries of principal (other than prepayments in full) plus the principal portion of all insurance proceeds received during the prior calendar month, less related servicing and delinquency advances, in each case, for the related group of Mortgage Loans;

		(ii)	the principal balance of each Mortgage Loan that was repurchased by the Sponsor on the related servicer remittance date from such group to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer;

		(iii)	any substitution adjustments delivered by the Sponsor on the related servicer remittance date in connection with a substitution of a Mortgage Loan in such group, to the extent such substitution adjustments are actually received by the Indenture Trustee;

		(iv)	the net liquidation proceeds actually collected by the Master Servicer on all Mortgage Loans in such group during the preceding calendar month — to the extent such net liquidation proceeds relate to principal;

		(v)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to call the related class of Notes — to the extent such proceeds relate to principal;

		(vi)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to terminate the Trust — to the extent such proceeds relate to principal — allocable to such group;

		(vii)	any amount that the Note Insurer has elected to pay as principal — including liquidated loan losses — prior to any remaining overcollateralization deficit; minus

		(viii)	the amount of any overcollateralization reduction amount for such group for such Payment Date.

In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)
Specified Reserve Amount:	With respect to any Payment Date, the difference between (x) the sum of the specified overcollateralization amount for both mortgage loan groups on such Payment Date and (y) the sum of the overcollateralization amount for both mortgage loan groups on such Payment Date.

Overcollateralization Deficit:	For any Payment Date, the amount, if any, by which the aggregate note principal balance of a Class of Notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Account or any Insured Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:	For any Class of Notes and any Payment Date, the sum of,

(i) the related Interest Payment Amount;

(ii) the remaining Overcollateralization Deficit allocable to the related group for that Payment Date; and

(iii) without duplication of the amount specified in (i) and (ii), on the Payment Date which is the Final Scheduled Payment Date, the aggregate outstanding principal balance for the related Class of Notes.

Insured Payment:	For any Class of Notes and any Payment Date will equal the amount by which the Insured Amount for the related group and the Payment Date exceeds the sum of (i) the related available amount for that Payment Date plus (ii) any amount transferred on the Payment Date to that payment account from the other group’s payment account, or from the Reserve Account.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	1,676
Total Outstanding Loan Balance	$250,121,009
Average Loan Principal Balance	$149,237	$49,549 - $380,000
Loans with 5 year IO period	12.19%
Balloon	0.50%
Weighted Average Coupon	6.878%	4.990% -10.259%
Weighted Average Margin	5.473%	3.490% - 8.990%
Weighted Average Original Term (months)	355	120 – 360
Weighted Average Remaining Term (months)	354	118 – 360
Weighted Average Maximum Rate	13.807%	11.990% - 16.999%
Weighted Average Periodic Cap	1.499%
Weighted Average Initial Periodic Cap	1.499%
Weighted Average Minimum Rate	6.807%	4.990% - 9.999%
Weighted Average Original LTV	78.07%	18.32% - 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	87.75%
Property Type
Single Family	77.57%
PUD	11.12%
Condominium	8.66%
2-4 Family	2.65%
Loan Purpose
Cashout Refinance	50.79%
Purchase	37.00%
Rate/Term Refinance	12.21%
Occupancy Status
Primary	96.64%
Investment	3.08%
Second Home	0.28%
Loan Documentation
Full	80.34%
Stated	19.60%
Limited	0.06%
Geographic Distribution
	CA 37.76%
	FL 8.53%
	TX 6.29%
Weighted Average FICO	640
Days Delinquent
Current	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($) ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
CA	492	94,457,339	37.76
FL	164	21,346,921	8.53
TX	143	15,724,332	6.29
IL	71	10,444,186	4.18
MD	53	9,103,224	3.64
WA	55	8,428,429	3.37
AZ	60	7,484,215	2.99
NJ	40	6,868,633	2.75
PA	56	6,594,744	2.64
NV	32	5,327,306	2.13
CT	33	5,078,484	2.03
CO	28	4,887,012	1.95
NC	48	4,878,784	1.95
MI	41	4,639,495	1.85
OR	34	4,348,119	1.74
OTHER	326	40,509,787	16.20

TOTAL	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
25,001 - 50,000	13	648,649	0.26
50,001 - 75,000	184	11,999,898	4.80
75,001 - 100,000	300	26,556,440	10.62
100,001 - 125,000	265	29,858,033	11.94
125,001 - 150,000	229	31,492,457	12.59
150,001 - 175,000	161	26,176,928	10.47
175,001 - 200,000	153	28,770,227	11.50
200,001 - 225,000	109	23,195,354	9.27
225,001 - 250,000	82	19,419,372	7.76
250,001 - 275,000	69	18,167,208	7.26
275,001 - 300,000	53	15,390,588	6.15
300,001 - 325,000	43	13,433,376	5.37
325,001 - 350,000	14	4,632,479	1.85
375,001 - 400,000	1	380,000	0.15

Total:	1,676	250,121,009	100.00

GROUP I

RANGE OF ORIGINAL LOAN- TO- VALUE RATIOS (%)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
15.01 - 20.00	1	120,000	0.05
20.01 - 25.00	2	139,774	0.06
25.01 - 30.00	5	320,656	0.13
30.01 - 35.00	9	941,732	0.38
35.01 - 40.00	11	947,766	0.38
40.01- 45.00	14	1,659,758	0.66
45.01 - 50.00	24	3,124,647	1.25
50.01 - 55.00	26	3,214,084	1.29
55.01 - 60.00	40	4,301,462	1.72
60.01 - 65.00	49	6,287,986	2.51
65.01 - 70.00	98	13,074,332	5.23
70.01 - 75.00	126	18,656,101	7.46
75.01 - 80.00	904	144,326,676	57.70
80.01 - 85.00	135	20,279,373	8.11
85.01 - 90.00	232	32,726,664	13.08

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

RANGE OF GROSS INTEREST RATES (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
4.000 - 4.999	5	945,026	0.38
5.000 - 5.999	166	31,944,976	12.77
6.000 - 6.999	788	125,486,965	50.17
7.000 - 7.999	622	81,553,577	32.61
8.000 - 8.999	82	9,016,132	3.60
9.000 - 9.999	12	962,923	0.38
10.000 - 10.999	1	211,411	0.08

Total:	1,676	250,121,009	100.00

GROUP I

RANGE OF GROSS MARGINS

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	482	58,730,480	23.48
<= 3.500	4	790,212	0.32
3.501 - 4.000	9	1,932,118	0.77
4.001 - 4.500	114	21,094,965	8.43
4.501 - 5.000	232	42,536,611	17.01
5.001 - 5.500	287	47,499,383	18.99
5.501 - 6.000	245	36,154,273	14.45
6.001 - 6.500	199	27,807,865	11.12
6.501 - 7.000	76	10,154,886	4.06
7.001 - 7.500	14	1,933,284	0.77
7.501 - 8.000	10	1,131,217	0.45
8.001 - 8.500	3	229,772	0.09
8.501 - 9.000	1	125,944	0.05

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

RANGE OF MAXIMUM LOAN RATES (%)

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	482	58,730,480	23.48
<= 12.500	19	3,851,510	1.54
12.501 - 13.000	150	28,033,697	11.21
13.001 - 13.500	270	48,253,671	19.29
13.501 - 14.000	304	49,053,441	19.61
14.001 - 14.500	236	33,136,784	13.25
14.501 - 15.000	180	24,882,154	9.95
15.001 - 15.500	13	1,558,210	0.62
15.501 - 16.000	14	1,938,924	0.78
16.001 - 16.500	5	380,368	0.15
16.501 - 17.000	3	301,770	0.12

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

RANGE OF MINIMUM MORTGAGE RATES (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	482	58,730,480	23.48
<= 5.000	4	790,212	0.32
5.001 - 5.500	15	3,061,297	1.22
5.501 - 6.000	150	28,033,697	11.21
6.001 - 6.500	270	48,253,671	19.29
6.501 - 7.000	304	49,053,441	19.61
7.001 - 7.500	236	33,136,784	13.25
7.501 - 8.000	180	24,882,154	9.95
8.001 - 8.500	13	1,558,210	0.62
8.501 - 9.000	14	1,938,924	0.78
9.001 - 9.500	5	380,368	0.15
9.501 - 10.000	3	301,770	0.12

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

NEXT RATE ADJUSTMENT DATES

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	482	58,730,480	23.48
Nov-05	9	1,441,016	0.58
Dec-05	101	17,216,137	6.88
Jan-06	178	28,929,469	11.57
Feb-06	151	27,488,055	10.99
Oct-06	2	237,820	0.10
Nov-06	7	1,142,824	0.46
Dec-06	235	36,284,594	14.51
Jan-07	327	50,812,286	20.32
Feb-07	184	27,838,327	11.13

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

STATED ORIGINAL TERMS (months)

Stated Original Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
120	6	417,717	0.17
180	46	5,024,410	2.01
240	21	2,078,262	0.83
300	3	366,671	0.15
360	1,600	242,233,950	96.85

Total:	1,676	250,121,009	100.00

GROUP I

RANGE OF STATED REMAINING TERMS (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
109 - 120	6	417,717	0.17
169 - 180	46	5,024,410	2.01
229 - 240	21	2,078,262	0.83
289 - 300	3	366,671	0.15
349 - 360	1,600	242,233,950	96.85

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

PRODUCT TYPES

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed - 10 Year	6	417,717	0.17
Fixed - 15 Year	36	3,705,762	1.48
Fixed - 20 Year	21	2,078,262	0.83
Fixed - 25 Year	3	366,671	0.15
Fixed - 30 Year	401	49,683,825	19.86
Balloon - 15/30	9	1,241,894	0.50
ARM - 2 Year/6 Month	372	60,335,153	24.12
ARM - 3 Year/6 Month	687	101,797,609	40.70
Interest Only - ARM 2 Year/6 Month	67	14,739,525	5.89
Interest Only - ARM 3 Year/6 Month	68	14,518,242	5.80
Interest Only - Fixed - 30 Year	6	1,236,350	0.49

Total:	1,676	250,121,009	100.00

GROUP I

OCCUPANCY

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Primary	1,597	241,719,183	96.64
Investment	71	7,695,572	3.08
Second Home	8	706,254	0.28

Total:	1,676	250,121,009	100.00

GROUP I

PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Single Family Residence	1,335	194,022,405	77.57
Planned Unit Development	163	27,806,151	11.12
Condo	143	21,670,930	8.66
2-4 Family	35	6,621,523	2.65

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
0	253	30,636,660	12.25
6	20	1,855,212	0.74
12	68	12,527,832	5.01
18	2	336,052	0.13
24	250	45,415,237	18.16
30	4	559,105	0.22
36	1,079	158,790,911	63.49

Total:	1,676	250,121,009	100.00

GROUP I

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Refinance - Cashout	891	127,042,157	50.79
Purchase	551	92,544,553	37.00
Refinance - Rate Term	234	30,534,300	12.21

Total:	1,676	250,121,009	100.00

GROUP I

DOCUMENTATION LEVEL

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Full Documentation	1,376	200,942,794	80.34
Stated Documentation	299	49,034,414	19.60
Limited Documentation	1	143,801	0.06

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group I

Collateral statistics for the initial Group I Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

CREDIT SCORE

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
525 - 549	74	9,341,685	3.73
550 - 574	138	18,447,093	7.38
575 - 599	184	25,811,906	10.32
600 - 624	260	36,268,607	14.50
625 - 649	402	60,683,054	24.26
650 - 674	275	43,803,469	17.51
675 - 699	173	28,727,449	11.49
700 - 724	72	11,088,190	4.43
725 - 749	52	9,100,012	3.64
750 - 774	34	4,718,136	1.89
775 - 799	11	1,891,407	0.76
800 +	1	240,000	0.10

Total:	1,676	250,121,009	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	1,484
Total Outstanding Loan Balance	$237,341,143
Average Loan Principal Balance	$159,933	$49,603 -$500,000
Loans with 5 year IO period (% of Total Balance)	10.91%
Balloon	0.06%
Weighted Average Coupon	6.936%	4.990% - 12.500%
Weighted Average Margin	5.612%	3.490% - 11.000%
Weighted Average Original Term (months)	354	120 - 360
Weighted Average Remaining Term (months)	353	120 - 360
Weighted Average Maximum Rate	13.941%	11.990% -19.500%
Weighted Average Periodic Cap	1.499%
Weighted Average Initial Periodic Cap	1.499%
Weighted Average Minimum Rate	6.941%	4.990% -12.500%
Weighted Average Original LTV	78.26%	16.35% - 90.00%
Lien Position (first/second)	100.00% /0.00%
Loans Subject to Prepayment Penalties	93.05%
Property Type
Single Family	79.92%
PUD	12.26%
Condominium	5.85%
2-4 Family	1.96%
Loan Purpose
Cashout Refinance	51.22%
Purchase	37.25%
Rate/Term Refinance	11.53%
Occupancy Status
Primary	96.81%
Investment	2.74%
Second Home	0.45%
Loan Documentation
Full	81.11%
Stated	18.89%
Geographic Distribution
	CA 39.04%
	FL 9.42%
Weighted Average FICO	641
Days Delinquent
Current	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
CA	435	92,662,466	39.04
FL	174	22,363,439	9.42
TX	97	10,408,590	4.39
PN	67	8,496,191	3.58
AZ	62	8,234,873	3.47
MD	35	7,952,499	3.35
VA	45	7,449,893	3.14
WA	42	7,317,885	3.08
CT	29	6,177,230	2.60
OH	49	6,151,948	2.59
IL	36	5,984,646	2.52
NV	36	5,768,501	2.43
NJ	28	5,673,940	2.39
KY	37	3,956,237	1.67
MO	34	3,477,559	1.47
OTHER	278	35,265,245	14.86

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
25,001 - 50,000	12	598,985	0.25
50,001 - 75,000	215	13,897,370	5.86
75,001 - 100,000	269	23,858,332	10.05
100,001 - 125,000	225	25,286,154	10.65
125,001 - 150,000	185	25,233,765	10.63
150,001 - 175,000	130	21,128,869	8.90
175,001 - 200,000	105	19,562,101	8.24
200,001 - 225,000	58	12,383,889	5.22
225,001 - 250,000	43	10,266,610	4.33
250,001 - 275,000	35	9,145,591	3.85
275,001 - 300,000	31	8,906,098	3.75
300,001 - 325,000	29	9,139,953	3.85
325,001 - 350,000	30	10,197,009	4.30
350,001 - 375,000	30	10,836,220	4.57
375,001 - 400,000	42	16,438,089	6.93
400,001 - 425,000	9	3,734,005	1.57
425,000 - 450,000	12	5,270,263	2.22
450,001 - 475,000	12	5,536,218	2.33
475,001 - 500,000	12	5,921,621	2.49

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
15.01 - 20.00	2	109,870	0.05
25.01 - 30.00	2	137,523	0.06
30.01 - 35.00	3	309,272	0.13
35.01 - 40.00	8	635,977	0.27
40.01 - 45.00	18	1,982,723	0.84
45.01 - 50.00	13	1,455,930	0.61
50.01 - 55.00	15	1,864,797	0.79
55.01 - 60.00	38	5,280,227	2.22
60.01 - 65.00	59	8,135,400	3.43
65.01 - 70.00	92	14,348,120	6.05
70.01 - 75.00	137	18,732,070	7.89
75.01 - 80.00	737	128,908,796	54.31
80.01 - 85.00	125	19,802,380	8.34
85.01 - 90.00	235	35,638,058	15.02

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF GROSS INTEREST RATES (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
4.000 - 4.999	2	516,000	0.22
5.000 - 5.999	145	32,439,982	13.67
6.000 - 6.999	734	122,774,246	51.73
7.000 - 7.999	427	58,945,953	24.84
8.000 - 8.999	150	19,600,865	8.26
9.000 - 9.999	21	2,610,758	1.10
10.000 - 10.999	4	389,453	0.16
12.000 - 12.999	1	63,887	0.03

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF GROSS MARGINS

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	625	81,838,519	34.48
<= 3.500	1	256,000	0.11
3.501 - 4.000	5	1,315,811	0.55
4.001 - 4.500	76	18,898,502	7.96
4.501 - 5.000	130	26,155,043	11.02
5.001 - 5.500	217	41,467,705	17.47
5.501 - 6.000	175	29,737,984	12.53
6.001 - 6.500	91	13,881,242	5.85
6.501 - 7.000	80	12,507,519	5.27
7.001 - 7.500	55	7,280,534	3.07
7.501 - 8.000	16	2,247,355	0.95
8.001 - 8.500	7	1,095,189	0.46
8.501 - 9.000	2	319,959	0.13
9.001 - 9.500	3	275,894	0.12
> 10.000	1	63,887	0.03

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF MAXIMUM LOAN RATES (%)

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	625	81,838,519	34.48
<= 12.500	10	2,787,500	1.17
12.501 - 13.000	100	24,578,624	10.36
13.001 -13.500	143	27,012,501	11.38
13.501 - 14.000	281	50,083,731	21.10
14.001 - 14.500	110	20,115,398	8.48
14.501 - 15.000	89	13,640,399	5.75
15.001 - 15.500	75	10,473,242	4.41
15.501 - 16.000	32	4,314,784	1.82
16.001 - 16.500	9	1,145,531	0.48
16.501 - 17.000	5	897,574	0.38
17.001 - 17.500	2	213,516	0.09
17.501 - 18.000	2	175,937	0.07
19.001 - 19.500	1	63,887	0.03

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF MINIMUM MORTGAGE RATES (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	625	81,838,519	34.48
<= 5.000	1	256,000	0.11
5.001 - 5.500	9	2,531,500	1.07
5.501 - 6.000	100	24,578,624	10.36
6.001 - 6.500	143	27,012,501	11.38
6.501 - 7.000	281	50,083,731	21.10
7.001 - 7.500	110	20,115,398	8.48
7.501 - 8.000	89	13,640,399	5.75
8.001 - 8.500	75	10,473,242	4.41
8.501 - 9.000	32	4,314,784	1.82
9.001 - 9.500	9	1,145,531	0.48
9.501 - 10.000	5	897,574	0.38
10.001 - 10.500	2	213,516	0.09
10.501 - 11.000	2	175,937	0.07
12.001 - 12.500	1	63,887	0.03

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

NEXT RATE ADJUSTMENT DATES

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed Rate Loans	625	81,838,519	34.48
Nov-05	2	572,887	0.24
Dec-05	87	16,805,364	7.08
Jan-06	131	24,349,000	10.26
Feb-06	112	24,140,838	10.17
Oct-06	1	107,707	0.05
Nov-06	9	1,631,581	0.69
Dec-06	177	30,519,833	12.86
Jan-07	204	36,213,530	15.26
Feb-07	136	21,161,884	8.92

Total:	1,484	237,341,143	100.00

GROUP II

STATED ORIGINAL TERMS (months)

Stated Original Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
120	2	135,000	0.06
180	58	5,280,482	2.22
240	29	3,169,205	1.34
300	4	462,558	0.19
360	1,391	228,293,899	96.19

Total:	1,484	237,341,143	100.00

GROUP II

RANGE OF STATED REMAINING TERMS (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
109 - 120	2	135,000	0.06
169 - 180	58	5,280,482	2.22
229 - 240	29	3,169,205	1.34
289 - 300	4	462,558	0.19
349 - 360	1,391	228,293,899	96.19

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

PRODUCT TYPES

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Fixed - 10 Year	2	135,000	0.06
Fixed - 15 Year	55	5,085,954	2.14
Fixed - 20 Year	29	3,169,205	1.34
Fixed - 25 Year	4	462,558	0.19
Fixed - 30 Year	525	71,056,690	29.94
Balloon - 15/30	2	132,706	0.06
ARM - 2 Year/6 Month	287	51,923,394	21.88
ARM - 3 Year/6 Month	487	79,477,161	33.49
Interest Only - ARM 2 Year/6 Month	45	13,944,695	5.88
Interest Only - ARM 3 Year/6 Month	40	10,157,374	4.28
Interest Only - Fixed - 30 Year	8	1,796,405	0.76

Total:	1,484	237,341,143	100.00

GROUP II

OCCUPANCY

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Primary	1,419	229,763,877	96.81
Investment	57	6,509,214	2.74
Second Home	8	1,068,053	0.45

Total:	1,484	237,341,143	100.00

GROUP II

PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Single Family	1,215	189,690,025	79.92
Planned Unit Development	146	29,103,094	12.26
Condo	96	13,887,554	5.85
2-4 Family	27	4,660,471	1.96

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
0	106	16,501,764	6.95
6	3	394,130	0.17
12	26	5,549,469	2.34
18	1	185,600	0.08
24	180	41,378,457	17.43
30	10	2,048,358	0.86
36	496	88,150,605	37.14
42	2	233,459	0.10
48	12	1,602,447	0.68
60	648	81,296,854	34.25

Total:	1,484	237,341,143	100.00

GROUP II

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Refinance - Cashout	825	121,559,312	51.22
Purchase	482	88,414,033	37.25
Refinance - Rate Term	177	27,367,798	11.53

Total:	1,484	237,341,143	100.00

GROUP II

DOCUMENATION LEVEL

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
Full Documentation	1,258	192,499,402	81.11
Stated Documentation	226	44,841,742	18.89

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of 2/1/04

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

CREDIT SCORE

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance
525 - 549	66	8,784,139	3.70
550 - 574	122	16,641,213	7.01
575 - 599	145	21,101,264	8.89
600 - 624	249	36,084,263	15.20
625 - 649	361	60,748,368	25.60
650 - 674	249	40,994,398	17.27
675 - 699	135	25,744,763	10.85
700 - 724	66	11,663,583	4.91
725 - 749	43	7,327,829	3.09
750 - 774	29	4,804,463	2.02
775 - 799	18	3,323,753	1.40
800 +	1	123,109	0.05

Total:	1,484	237,341,143	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Morgan Stanley or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Morgan Stanley, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).